DERIVED INFORMATION  [11/30/2005]

[$775,200,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$781,600,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2006-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Vanderbilt Zip Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/05 cutoff date.  Approximately 10.3% of the mortgage loans do not provide for any payments of principal in the first five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	257
Total Outstanding Loan Balance	$20,835,404*	Min	Max
Average Loan Current Balance	$81,072	$9,940	$259,562
Weighted Average Original LTV	85.6%**
Weighted Average Coupon	8.14%	5.79%	12.13%
Arm Weighted Average Coupon	8.06%
Fixed Weighted Average Coupon	8.52%
Weighted Average Margin	5.89%	3.25%	9.00%
Weighted Average FICO (Non-Zero)	609
Weighted Average Age (Months)	2
% First Liens	96.6%
% Second Liens	3.4%
% Arms	83.5%
% Fixed	16.5%
% of Loans with Mortgage Insurance	0.0%

*

Loans in Vanderbilt zips will compromise approximately [$21,500,000] of the total [$800,000,100] in collateral.

 **

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
5.51 - 6.00	3	529,198	2.5	5.85	79.2	624
6.01 - 6.50	10	1,471,112	7.1	6.38	84.9	639
6.51 - 7.00	18	1,902,294	9.1	6.85	83.2	636
7.01 - 7.50	35	3,702,158	17.8	7.31	87.3	627
7.51 - 8.00	50	4,105,261	19.7	7.81	86.2	621
8.01 - 8.50	20	1,545,021	7.4	8.31	86.9	620
8.51 - 9.00	40	3,076,502	14.8	8.81	85.2	590
9.01 - 9.50	25	1,887,957	9.1	9.30	84.3	562
9.51 - 10.00	16	935,883	4.5	9.79	83.3	583
10.01 - 10.50	5	358,733	1.7	10.37	87.0	587
10.51 - 11.00	15	769,584	3.7	10.75	86.1	565
11.01 - 11.50	11	327,761	1.6	11.31	88.7	562
11.51 - 12.00	8	193,157	0.9	11.77	96.2	582
12.01 - 12.50	1	30,783	0.1	12.13	100.0	589
Total:	257	20,835,404	100.0	8.14	85.6	609

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
476 - 500	1	25,775	0.1	11.49	67.5	486
501 - 525	14	836,293	4.0	9.59	77.6	515
526 - 550	25	2,114,393	10.1	9.38	77.4	537
551 - 575	33	2,192,303	10.5	8.59	81.3	566
576 - 600	54	4,118,992	19.8	8.44	86.1	588
601 - 625	45	4,501,789	21.6	7.55	88.0	614
626 - 650	42	3,182,039	15.3	7.82	87.4	641
651 - 675	20	1,982,376	9.5	7.37	89.4	660
676 - 700	8	601,887	2.9	7.82	91.8	682
701 - 725	9	895,254	4.3	7.34	89.3	710
726 - 750	4	287,424	1.4	7.56	84.1	734
751 - 775	1	50,955	0.2	10.00	100.0	761
801 - 825	1	45,923	0.2	8.95	100.0	801
Total:	257	20,835,404	100.0	8.14	85.6	609

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
<= 50,000	64	2,103,624	10.1	9.51	83.6	590
50,001 - 100,000	126	9,053,103	43.5	8.31	84.7	611
100,001 - 150,000	46	5,572,043	26.7	7.97	86.9	605
150,001 - 200,000	12	2,096,516	10.1	7.80	86.3	608
200,001 - 250,000	7	1,497,384	7.2	6.78	88.1	635
250,001 - 300,000	2	512,733	2.5	6.73	86.8	636
Total:	257	20,835,404	100.0	8.14	85.6	609

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
<= 50.00	5	194,285	0.9	8.10	28.5	556
55.01 - 60.00	2	132,776	0.6	6.87	55.7	597
60.01 - 65.00	3	215,109	1.0	9.31	63.8	589
65.01 - 70.00	16	796,563	3.8	9.41	69.1	542
70.01 - 75.00	13	783,744	3.8	8.12	73.9	580
75.01 - 80.00	65	6,000,032	28.8	7.69	79.8	611
80.01 - 85.00	31	2,792,123	13.4	8.66	84.6	579
85.01 - 90.00	52	4,939,125	23.7	7.93	89.7	613
90.01 - 95.00	23	2,254,890	10.8	7.88	94.7	629
95.01 - 100.00	47	2,726,757	13.1	8.79	99.9	646
Total:	257	20,835,404	100.0	8.14	85.6	609

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	58	3,659,725	17.6	8.96	86.7	603
1.00	5	230,315	1.1	8.90	81.3	609
2.00	148	13,356,597	64.1	8.04	85.9	607
3.00	45	3,528,903	16.9	7.62	83.9	623
5.00	1	59,865	0.3	8.90	67.4	578
Total:	257	20,835,404	100.0	8.14	85.6	609

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	227	18,363,916	88.1	8.08	86.3	610
Reduced	14	1,202,271	5.8	8.52	84.0	597
Stated Income / Stated Assets	16	1,269,218	6.1	8.60	76.9	612
Total:	257	20,835,404	100.0	8.14	85.6	609

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	224	18,477,205	88.7	8.12	85.8	606
Second Home	1	84,427	0.4	7.63	95.0	633
Investor	32	2,273,772	10.9	8.30	83.9	637
Total:	257	20,835,404	100.0	8.14	85.6	609

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
Ohio	87	7,711,831	37.0	7.88	85.4	618
Michigan	42	3,212,950	15.4	8.24	85.8	605
Indiana	30	2,471,084	11.9	8.08	86.8	609
Tennessee	24	1,702,769	8.2	8.90	87.4	604
North Carolina	14	1,689,256	8.1	7.70	84.8	624
South Carolina	18	1,321,791	6.3	9.50	85.7	575
New York	12	775,517	3.7	8.10	85.9	601
Illinois	6	472,281	2.3	7.92	89.3	616
Florida	2	351,452	1.7	7.00	80.7	579
Mississippi	5	311,818	1.5	8.33	78.2	608
South Dakota	5	245,437	1.2	8.10	85.5	609
Iowa	5	192,164	0.9	8.38	81.7	561
Texas	2	120,873	0.6	7.89	75.7	607
West Virginia	2	101,999	0.5	8.24	85.8	590
Pennsylvania	2	77,345	0.4	8.32	83.5	688
Other	1	76,838	0.4	7.63	95.0	610
Total:	257	20,835,404	100.0	8.14	85.6	609

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	124	9,869,122	47.4	8.18	88.4	622
Refinance - Rate Term	18	1,622,747	7.8	8.43	87.9	608
Refinance - Cashout	115	9,343,534	44.8	8.05	82.3	596
Total:	257	20,835,404	100.0	8.14	85.6	609

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	172	15,237,374	73.1	8.10	86.0	605
Arm 2/28 - Balloon 40/30	3	323,724	1.6	7.35	80.0	587
Arm 3/27	10	886,534	4.3	7.91	85.2	606
Arm 5/25	8	865,040	4.2	7.79	81.7	639
Arm 5/25 - Balloon 40/30	1	94,376	0.5	8.35	80.0	618
Fixed Balloon 30/15	4	404,351	1.9	7.97	83.3	601
Fixed Rate	59	3,024,004	14.5	8.60	86.0	628
Total:	257	20,835,404	100.0	8.14	85.6	609

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	238	18,754,976	90.0	8.20	85.6	607
PUD	6	1,001,365	4.8	7.10	83.7	644
2 Family	4	467,949	2.2	7.35	90.9	622
Condo	6	425,645	2.0	8.35	89.9	590
3-4 Family	3	185,470	0.9	9.32	78.9	638
Total:	257	20,835,404	100.0	8.14	85.6	609

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
0.01 - 4.00	5	507,543	2.9	6.76	87.0	678
4.01 - 4.50	11	1,386,417	8.0	6.83	86.8	619
4.51 - 5.00	13	1,436,812	8.3	7.50	84.1	600
5.01 - 5.50	55	5,085,923	29.2	8.16	87.6	608
5.51 - 6.00	21	1,828,784	10.5	8.17	85.7	595
6.01 - 6.50	30	2,661,770	15.3	7.91	83.5	612
6.51 - 7.00	25	2,186,710	12.6	8.42	82.6	595
7.01 - 7.50	10	744,810	4.3	8.73	82.3	605
7.51 - 8.00	17	1,127,809	6.5	9.02	87.6	589
8.01 - 8.50	6	368,549	2.1	9.39	88.2	589
8.51 - 9.00	1	71,921	0.4	9.00	98.6	616
Total:	194	17,407,049	100.0	8.06	85.6	606

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	2	50,366	0.3	11.54	68.7	508
10 - 12	1	49,977	0.3	8.40	70.0	557
16 - 18	4	462,118	2.7	7.71	85.0	600
19 - 21	41	3,250,013	18.7	8.09	85.6	613
22 - 24	127	11,748,624	67.5	8.09	86.1	603
31 - 33	1	131,976	0.8	6.50	80.0	661
34 - 36	9	754,558	4.3	8.16	86.1	597
37 >=	9	959,416	5.5	7.85	81.6	637
Total:	194	17,407,049	100.0	8.06	85.6	606

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
9.51 - 11.50	1	198,400	1.1	5.86	80.0	657
11.51 - 12.00	2	330,798	1.9	5.85	78.8	605
12.01 - 12.50	10	1,497,893	8.6	6.45	84.8	643
12.51 - 13.00	17	1,716,582	9.9	6.96	83.0	642
13.01 - 13.50	30	3,183,013	18.3	7.39	87.5	623
13.51 - 14.00	39	3,282,377	18.9	7.83	87.8	614
14.01 - 14.50	11	831,538	4.8	8.33	89.5	616
14.51 - 15.00	35	2,801,882	16.1	8.77	85.4	590
15.01 - 15.50	17	1,373,111	7.9	9.22	85.1	562
15.51 - 16.00	13	938,397	5.4	9.84	83.7	561
16.01 - 16.50	5	524,228	3.0	9.85	84.4	565
16.51 - 17.00	8	468,085	2.7	10.70	81.8	549
17.01 - 17.50	4	210,380	1.2	11.07	80.7	528
18.01 >=	2	50,366	0.3	11.54	68.7	508
Total:	194	17,407,049	100.0	8.06	85.6	606

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
4.51 - 5.50	1	131,976	0.8	6.50	80.0	661
5.51 - 6.00	4	730,585	4.2	6.28	82.2	623
6.01 - 6.50	8	1,221,749	7.0	6.36	85.8	633
6.51 - 7.00	16	1,610,102	9.2	6.97	83.1	640
7.01 - 7.50	28	2,981,114	17.1	7.34	87.5	626
7.51 - 8.00	46	3,817,922	21.9	7.88	86.9	614
8.01 - 8.50	14	1,089,392	6.3	8.33	86.7	622
8.51 - 9.00	31	2,505,249	14.4	8.81	86.0	589
9.01 - 9.50	17	1,448,516	8.3	9.30	85.1	552
9.51 - 10.00	11	738,686	4.2	9.76	82.9	561
10.01 - 10.50	4	327,779	1.9	10.38	85.8	581
10.51 - 11.00	9	603,185	3.5	10.73	82.5	548
11.01 - 11.50	4	176,203	1.0	11.33	79.0	525
11.51 - 12.00	1	24,591	0.1	11.60	70.0	532
Total:	194	17,407,049	100.0	8.06	85.6	606

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
2.00	38	2,973,906	17.1	9.13	82.2	577
3.00	147	13,473,727	77.4	7.84	86.6	610
5.00	9	959,416	5.5	7.85	81.6	637
Total:	194	17,407,049	100.0	8.06	85.6	606

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	186	16,695,345	95.9	8.02	85.6	607
1.50	3	165,225	0.9	8.77	76.6	589
2.00	5	546,479	3.1	9.21	88.0	586
Total:	194	17,407,049	100.0	8.06	85.6	606

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	242	18,687,469	89.7	8.27	85.8	605
60	15	2,147,935	10.3	7.01	84.4	642
Total:	257	20,835,404	100.0	8.14	85.6	609

*

Note, for second liens, CLTV is employed in this calculation.